UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number  811-21324
                                                  --------------

                                 ACP Funds Trust
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         1235 Westlakes Drive, Suite 130
                                Berwyn, PA 19312
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Gary E. Shugrue
                          Ascendant Capital Partners LP
                         1235 Westlakes Drive, Suite 130
                                Berwyn, PA 19312
          ------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (302) 791-1311
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                 ACP FUNDS TRUST
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                                 ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2005

Effective 12/31/04, the Fund was liquidated, therefore no financial statements are provided in this Form.

                        ACP CONTINUUM RETURN FUND II, LLC
                                 ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2005

Effective 12/31/04, the Fund was liquidated, therefore no financial statements are provided in this Form.

                                ACP FUNDS TRUST
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
                 ACP ADVISOR SERIES STRATEGIC OPPORTUNITIES FUND
              ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND

                                  ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                  ANNUAL REPORT

                                 ACP FUNDS TRUST

                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1
Statements of Assets and Liabilities                                           2
Statements of Operations                                                       3
Statements of Changes in Net Assets                                            4
Statements of Cash Flows                                                       5
Financial Highlights                                                           6
Notes to Financial Statements                                                  9

Financial Statements of ACP Strategic Opportunities Fund II                    I

DELOITTE.

                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 246 2300
                                                     Fax: +1 215 569 2441

                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of ACP Funds Trust

We have audited the accompanying statement of assets and liabilities of ACP Funds Trust (the "Funds"), comprising the ACP Advantage Strategic Opportunities Fund, ACP Adviser Series Strategic Opportunities Fund, and ACP Institutional Series Strategic Opportunities Fund, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2003 were audited by other auditors whose report, dated February 24, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in the Notes to the Financial Statements, the Funds invest substantially all of their assets in ACP Strategic Opportunities Fund II, LLC (the "Master"). The Master's investments in Underlying Funds are stated at fair value based on estimates received from the Underlying Funds. The respective managements of the Underlying Funds have estimated the fair values relating to certain of the underlying investments of the Underlying Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.


/s/ DELOITTE & TOUCHE LLP

February 22, 2006

                                                        Member of
                                                        DELOITTE TOUCHE TOHMATSU

ACP FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                             ACP              ACP               ACP
                                                                          ADVANTAGE      ADVISER SERIES    INSTITUTIONAL
                                                                          STRATEGIC        STRATEGIC     SERIES STRATEGIC
                                                                        OPPORTUNITIES    OPPORTUNITIES     OPPORTUNITIES
                                                                            FUND             FUND              FUND
                                                                        -------------------------------------------------
ASSETS

    Investments in ACP Strategic Opportunities Fund II, LLC, at
     value (cost $801,654, $572,581, and $1,120,102, respectively)      $     889,777    $     638,167       $   1,209,365
    Receivable from Investment Manager                                         44,431           54,879              64,258
                                                                        -------------    -------------       -------------
      TOTAL ASSETS                                                            934,208          693,046           1,273,623
                                                                        -------------    -------------       -------------

LIABILITIES

    Distribution and shareholder servicing fees payable                         2,347            2,826                  --
    Other accrued expenses                                                     46,285           55,543              65,948
                                                                        -------------    -------------       -------------
      TOTAL LIABILITIES                                                        48,632           58,369              65,948
                                                                        -------------    -------------       -------------

      NET ASSETS                                                        $     885,576    $     634,677       $   1,207,675
                                                                        =============    =============       =============

NET ASSETS CONSIST OF:

    Paid-in capital                                                     $     816,600    $     579,801       $   1,123,835
    Accumulated net investment loss                                           (31,618)         (19,568)            (18,686)
    Accumulated net realized gain from investments                             26,348           19,286              22,993
    Net unrealized appreciation on investments                                 74,246           55,158              79,533
                                                                        -------------    -------------       -------------
      TOTAL NET ASSETS                                                  $     885,576    $     634,677       $   1,207,675
                                                                        =============    =============       =============

Shares Outstanding (100,000,000 shares authorized Per Fund)                    75,061           54,337             102,312

Net Asset Value per Share, Offering and Redemption Price
per share                                                               $       11.80    $       11.68       $       11.80

                       See Notes to Financial Statements

ACP FUNDS TRUST

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                      ACP              ACP               ACP
                                                                   ADVANTAGE      ADVISER SERIES    INSTITUTIONAL
                                                                   STRATEGIC        STRATEGIC     SERIES STRATEGIC
                                                                 OPPORTUNITIES    OPPORTUNITIES     OPPORTUNITIES
                                                                     FUND             FUND              FUND
                                                                 -------------------------------------------------
NET INVESTMENT LOSS ALLOCATED FROM ACP STRATEGIC
    OPPORTUNITIES FUND II, LLC:
    Interest                                                     $       1,078    $         739     $       1,237
    Expenses*                                                          (12,052)          (8,263)          (13,991)
                                                                 -------------    -------------     -------------
      Net investment loss allocated from ACP Strategic
      Opportunities Fund II, LLC                                       (10,974)          (7,524)          (12,754)
                                                                 -------------    -------------     -------------

FUND EXPENSES
OPERATING EXPENSES:
    Sub-administration and accounting fees                              28,000           28,000            28,000
    Professional fees                                                   27,000           27,000            27,000
    Transfer agent fees                                                 15,120            4,620            14,420
    Distribution and shareholder servicing fees                          8,320            3,632                --
    Custody fees                                                         1,200            1,200             1,200
    Miscellaneous fees                                                   7,218            3,039             3,749
                                                                 -------------    -------------     -------------
      Total operating expenses                                          86,858           67,491            74,369

    Sub-administration and accounting fee waivers                      (24,000)              --                --
    Reimbursement from Investment Manager                              (53,289)         (63,700)          (72,877)
                                                                 -------------    -------------     -------------

      Net operating expenses                                             9,569            3,791             1,492
                                                                 -------------    -------------     -------------

      NET INVESTMENT LOSS                                              (20,543)         (11,315)          (14,246)
                                                                 -------------    -------------     -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS ALLOCATED
    FROM ACP STRATEGIC OPPORTUNITIES FUND II, LLC

    Net realized gains from investments                                 17,062           12,191            22,140
    Net increase in unrealized appreciation on investments              47,298           33,838            67,608
                                                                 -------------    -------------     -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    ALLOCATED FROM ACP STRATEGIC OPPORTUNITIES FUND II, LLC             64,360           46,029            89,748
                                                                 -------------    -------------     -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $      43,817    $      34,714     $      75,502
                                                                 =============    =============     =============

*     Includes expense waivers of $14,117, $9,719 and 17,646, respectively.

                       See Notes to Financial Statements

ACP FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                     ACP              ACP               ACP
                                                                  ADVANTAGE      ADVISER SERIES    INSTITUTIONAL
                                                                  STRATEGIC        STRATEGIC     SERIES STRATEGIC
                                                                OPPORTUNITIES    OPPORTUNITIES     OPPORTUNITIES
                                                                    FUND             FUND              FUND
                                                                -------------    --------------  ----------------
NET ASSETS AT DECEMBER 31, 2003                                 $      80,205    $      26,193     $     104,899
                                                                -------------    -------------     -------------

OPERATING ACTIVITIES
    Net investment loss                                               (10,139)          (7,255)           (1,848)
    Net realized gains from investments                                14,198           10,977             2,455
    Net increase in unrealized appreciation on investments             21,874           19,980             6,565
                                                                -------------    -------------     -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             25,933           23,702             7,172
                                                                -------------    -------------     -------------

DISTRIBUTION TO SHAREHOLDERS
    Net investment income                                                 (78)            (106)             (550)
    Realized gains                                                        (11)              (3)              (11)
                                                                -------------    -------------     -------------
DECREASE IN NET ASSETS FROM DISTRIBUTION                                  (89)            (109)             (561)
                                                                -------------    -------------     -------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued                                       538,687          450,068                --
    Distribution reinvestment                                              89              109               561
                                                                -------------    -------------     -------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                538,776          450,177               561
                                                                -------------    -------------     -------------

      TOTAL INCREASE IN NET ASSETS                                    564,620          473,770             7,172
                                                                -------------    -------------     -------------

NET ASSETS AT DECEMBER 31, 2004                                       644,825          499,963           112,071

OPERATING ACTIVITIES
    Net investment loss                                               (20,543)         (11,315)          (14,246)
    Net realized gains from investments                                17,062           12,191            22,140
    Net increase in unrealized appreciation on investments             47,298           33,838            67,608
                                                                -------------    -------------     -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             43,817           34,714            75,502
                                                                -------------    -------------     -------------

DISTRIBUTION TO SHAREHOLDERS
    Net investment income                                                 (36)            (742)           (1,570)
    Realized gains                                                     (4,849)          (3,882)           (1,602)
                                                                -------------    -------------     -------------
DECREASE IN NET ASSETS FROM DISTRIBUTION                               (4,885)          (4,624)           (3,172)
                                                                -------------    -------------     -------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued                                       196,934          100,000         1,020,102
    Distribution reinvestment                                           4,885            4,624             3,172
                                                                -------------    -------------     -------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                201,819          104,624         1,023,274
                                                                -------------    -------------     -------------

      TOTAL INCREASE IN NET ASSETS                                    240,751          134,714         1,095,604
                                                                -------------    -------------     -------------

NET ASSETS AT DECEMBER 31, 2005                                 $     885,576    $     634,677     $   1,207,675
                                                                =============    =============     =============

                       See Notes to Financial Statements

ACP FUNDS TRUST

STATEMENTS OF CASH FLOWS - FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                               ACP               ACP               ACP
                                                                            ADVANTAGE       ADVISER SERIES    INSTITUTIONAL
                                                                            STRATEGIC         STRATEGIC      SERIES STRATEGIC
                                                                          OPPORTUNITIES     OPPORTUNITIES     OPPORTUNITIES
                                                                              FUND              FUND              FUND
                                                                          -------------     --------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations                            $      43,817     $      34,714     $      75,502
      Adjustments to reconcile net increase in net assets from
      operations to net cash used in operating activities:
         Increase in investments in ACP Strategic
            Opportunities Fund II, LLC                                         (187,904)          (97,513)       (1,020,102)
         Net increase in appreciation on investment in  ACP Strategic
            Opportunities Fund II, LLC                                          (53,386)          (38,505)          (76,994)
         Increase in receivables from Investment Manager                        (21,569)          (37,675)          (48,008)
         Decrease (increase) in distribution and shareholder servicing
            fees payable                                                           (709)            1,144                --
         Increase in other accrued expenses                                      22,817            37,835            49,500
                                                                          -------------     -------------     -------------
      Net cash used in operating activities                                    (196,934)         (100,000)       (1,020,102)
                                                                          -------------     -------------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                                       196,934           100,000         1,020,102
                                                                          -------------     -------------     -------------
      Net cash provided by financing activities                                 196,934           100,000         1,020,102
                                                                          -------------     -------------     -------------

Net change in cash and cash equivlents                                               --                --                --
Cash and cash equivalents at beginning of year                                       --                --                --
                                                                          -------------     -------------     -------------

Cash and cash equivalents at end of year                                  $          --     $          --     $          --
                                                                          =============     =============     =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $ 4,885, $4,624 and $3,172, respectively.

                       See Notes to Financial Statements

ACP FUNDS TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             ACP
                                                                          ADVANTAGE
                                                                          STRATEGIC
                                                                      OPPORTUNITIES FUND
                                               --------------------------------------------------------------------
                                                                                                  For the Period
                                                  For the Year            For the Year           July 1, 2003 (a)
                                                      Ended                   Ended                     to
                                               December 31, 2005        December 31, 2004        December 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period                 $  11.28                $  10.66                 $  10.00
   Income from investment operations:
     Net investment loss                                (0.28)(b)               (0.30)(b)                (0.11)
     Net realized and unrealized gains on
           investment transactions                       0.86                    0.92                     0.77
                                                     --------                --------                 --------
       Total from investment operations                  0.58                    0.62                     0.66
                                                     --------                --------                 --------

    Less distributions:
       Realized gain                                    (0.06)                  (0.00)                   (0.00)
       Net investment income                            (0.00)(f)               (0.00)(f)                (0.00)
                                                     --------                --------                 --------
                                                        (0.06)                  (0.00)                   (0.00)

Net asset value, end of period (c)                   $  11.80                $  11.28                 $  10.66
                                                     ========                ========                 ========

Ratios to Average Net Assets(d)
       Net investment loss                              (2.42%)                 (2.71%)                  (2.89%)
       Expenses, before waivers &
             reimbursements                             13.34%                  17.48%                  144.96%
       Expenses waived/reimbursed                      (10.79%)                (14.73%)                (142.06%)
                                                     --------                --------                 --------
       Expenses, after waivers &
             reimbursements                              2.55%                   2.75%                    2.90%
                                                     ========                ========                 ========

Total return(e)                                          4.61%                   5.82%                    6.63%

Portfolio Turnover (not annualized)                         1%                      1%                       0%

Net Assets, end of period                            $885,576                $644,825                 $ 80,205

The total returns in the table above represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). An individual member's ratio and return may vary from the above based on the timing of capital contributions and withdrawals.

--------------
(a)   Commencement of Operations.

(b)   Calculated using average shares outstanding during the period.

(c)   Represents Market Value Per Share.

(d)   Includes net expense allocated from ACP Strategic  Opportunities  Fund II,
      LLC.

(e) Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted.

(f)   Less than $0.00 per share distribution.

                        See Notes to Financial Statements

ACP FUNDS TRUST

--------------------------------------------------------------------------------

                                                                             ACP
                                                                        ADVISER SERIES
                                                                           STRATEGIC
                                                                       OPPORTUNITIES FUND
                                               -----------------------------------------------------------------
                                                                                                For the Period
                                                  For the Year            For the Year        October 1, 2003(a)
                                                      Ended                   Ended                   to
                                               December 31, 2005        December 31, 2004      December 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period                $  11.14                $  10.48                 $  10.00
   Income from investment operations:
     Net investment loss                               (0.22)(b)               (0.24)(b)                (0.06)
     Net realized and unrealized gains on
           investment transactions                      0.84                    0.90                     0.54
                                                    --------                --------                 --------
       Total from investment operations                 0.62                    0.66                     0.48
                                                    --------                --------                 --------

    Less distributions:
      Realized gain                                    (0.07)                  (0.00)(f)                (0.00)(f)
      Net investment income                            (0.01)                  (0.00)(f)                (0.00)(f)
                                                    --------                --------                 --------
                                                       (0.08)                  (0.00)(f)                (0.00)(f)

Net asset value, end of period (c)                  $  11.68                $  11.14                 $  10.48
                                                    ========                ========                 ========

Ratios to Average Net Assets(d)
       Net investment loss                             (1.94%)                 (2.20%)                  (2.27%)
       Expenses, before waivers &
             reimbursements                            14.64%                  16.82%                  380.69%
       Expenses waived/reimbursed                     (12.58%)                (14.57%)                (378.42%)
                                                    --------                --------                 --------
       Expenses, after waivers &
             reimbursements                             2.06%                   2.25%                    2.27%
                                                    ========                ========                 ========

Total return(e)                                         4.85%                   6.30%                    4.77%

Portfolio Turnover (not annualized)                        0%                      0%                       0%

Net Assets, end of period                           $634,677                $499,963                 $ 26,193

The total returns in the table above represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). An individual member's ratio and return may vary from the above based on the timing of capital contributions and withdrawals.

--------------
(a)   Commencement of Operations.

(b)   Calculated using average shares outstanding during the period.

(c)   Represents Market Value Per Share.

(d)   Includes net expense allocated from ACP Strategic  Opportunities  Fund II,
      LLC.

(e) Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted.

(f)   Less than $0.00 per share distribution.

                        See Notes to Financial Statements

ACP FUNDS TRUST

FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                     ACP
                                                                                INSTITUTIONAL
                                                                               SERIES STRATEGIC
                                                                              OPPORTUNITIES FUND
                                                         ----------------------------------------------------------------
                                                                                                        For the Period
                                                         For the Year Ended    For the Year Ended     October 1, 2003 (a)
                                                         December 31, 2005      December 31, 2004    to December 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period                         $    11.15              $  10.49              $  10.00
   Income from Investment Operations:
    Net investment loss                                           (0.16)(b)             (0.18)(b)             (0.05)
    Net realized and unrealized gains on investment
       Transactions                                                0.85                  0.90                  0.54
                                                             ----------              --------              --------
     Total from investment operations                              0.69                  0.72                  0.49
                                                             ----------              --------              --------

    Less distributions:
     Realized gain                                                (0.02)                (0.00)                (0.00)
     Net investment income                                        (0.02)                (0.06)                (0.00)
                                                             ----------              --------              --------
                                                                  (0.04)                (0.06)                (0.00)

     Net asset value, end of period (c)                      $    11.80              $  11.15              $  10.49
                                                             ==========              ========              ========

Ratios to Average Net Assets(d)
     Net investment loss                                          (1.42%)               (1.72%)               (1.78%)
     Expenses, before waivers & reimbursements                    10.59%                42.79%                98.09%
     Expenses waived/reimbursed                                   (9.05%)              (41.04%)              (96.30%)
                                                             ----------              --------              --------
     Expenses, after  waivers & reimbursements                     1.54%                 1.75%                 1.79%
                                                             ==========              ========              ========

Total return(e)                                                    5.83%                 6.29%                 4.90%

Portfolio Turnover (not annualized)                                   0%                    0%                    0%

Net Assets, end of period                                    $1,207,675              $112,071              $104,899

The total returns in the table above represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). An individual member's ratio and return may vary from the above based on the timing of capital contributions and withdrawals.

---------------------
(a)   Commencement of Operations.

(b)   Calculated using average shares outstanding during the period.

(c)   Represents Market Value Per Share.

(d)   Includes net expense allocated from ACP Strategic  Opportunities  Fund II,
      LLC.

(e) Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted.

                        See Notes to Financial Statements

ACP FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005
--------------------------------------------------------------------------------

1.    ORGANIZATION AND INVESTMENT OBJECTIVE:

      ACP Funds Trust (the "Trust"), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company with three active series. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund, ACP Adviser Series Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a "Fund" and together the "Funds"). Each Fund has only one class of beneficial interest that may be issued in an unlimited number.

      Shares of all Funds of the Trust represent equal pro-rata interests in such Trust, except that each Fund bears different expenses which reflect the difference in the range of services provided to them.

      The Funds issue shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Funds. Shares of the Funds have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

      The board of trustees of the Funds (the "Board of Trustees") has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds' business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees of the Funds consists of the same persons as the Board of Directors of the ACP Strategic Opportunities Fund II, LLC (the "Master Fund").

      The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the U.S. equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund will primarily invest its assets among a select group of unregistered funds ("Underlying Funds") whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

      Ascendant Capital Partners LLC, (the "Investment Manager") serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. Turner Investment Partners, Inc. ("Turner") is a minority investor in the Investment Manager. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds' financial statements. The percentages of the Master Fund owned by Advantage Strategic Opportunities Fund, Adviser Series Strategic Opportunities Fund and Institutional Series Strategic

ACP FUNDS TRUST

--------------------------------------------------------------------------------

1.    ORGANIZATION AND INVESTMENT OBJECTIVE (CONTINUED):

      Opportunities Fund at December 31, 2005 were 5.00%, 3.58% and 6.79%, respectively.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

      VALUATION - Valuation of each Fund's interest in the Master Fund is based on the investment in underlying securities held by the Master Fund. The Master Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by its board of directors. Investments in Underlying Funds are subject to the terms of the Underlying Funds' offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds' managers as required by the Underlying Funds' offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

      NET ASSET VALUE - The net asset value of each Fund is equal to that Fund's proportionate interest in the net assets of the Master Fund, plus any cash or other assets of the Fund minus all liabilities (including accrued expenses) of the Fund. The net asset value per share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

      ALLOCATION FROM MASTER FUND - As required by accounting principles generally accepted in the United States of America, each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund.

      TAX BASIS REPORTING - Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each Fund's allocated earnings is established dependent upon the tax filings of the investee partnerships. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

ACP FUNDS TRUST

--------------------------------------------------------------------------------

2.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

      FUND LEVEL INCOME AND EXPENSES - Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to one of the Funds are charged to that Fund. Common expenses of the Trust are allocated among the Funds on the basis of relative net assets. In addition, each Fund also bears its proportionate share of the expenses of the Master Fund. Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

      DIVIDENDS AND DISTRIBUTIONS - The Funds pay distributions of net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.    TRANSACTIONS WITH AFFILIATES:

      Certain officers of the Trust and of the Funds are also officers of the Investment Manager or Turner. Such officers are paid no fees by the Trust or the Funds for serving as officers and trustees of the Trust or the Funds.

      Prior to May of 2004, Turner Investment Distributors, Inc., a subsidiary of Turner, acted as Placement Agent to the Fund. The Fund has obtained these services from other non-affiliated providers for the remainder of the year. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 1.00%. The ACP Adviser Series Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 0.60%. The Investment Manager has agreed to reimburse the ACP Advisor Series Strategic Opportunities Fund 0.10% of such fees. The ACP Institutional Series Strategic Opportunities Fund does not have any annual distribution or shareholder services fees.

4.    OTHER SERVICE PROVIDERS:

      PFPC Inc. ("PFPC") serves as the transfer agent and dividend-disbursing agent for the Trust under a transfer agency agreement. PFPC also serves as the sub-administrator to the Trust. PFPC Trust Co. provides custodial services to the Trust. Effective April 2004, PFPC agreed to waive the accounting and administration fees for the year ended December 31, 2004, totaling $18,000 for ACP Advantage Strategic Opportunities Fund, $12,000 for ACP Advisor Strategic Opportunities Fund and $12,000 for ACP Institutional Series Strategic Opportunities Fund,

ACP FUNDS TRUST

--------------------------------------------------------------------------------

4.    OTHER SERVICE PROVIDERS (CONTINUED):

      respectively. For the year ended December 31, 2005, accounting and administration fees of $24,000 was waived for the ACP Advantage Strategies Opportunities Fund.

5.    FEDERAL INCOME TAXES:

      Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the period that the differences arise. There were no book/tax differences for the year ended December 31, 2005. For Federal income tax purposes, any capital loss carryforwards may be carried forward and applied against future capital gains.

6.    RISK FACTORS:

      An investment in any of the Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.    REDEMPTIONS AND REPURCHASE OF SHARES:

      Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require a Fund to redeem those shares or portion thereof. With very limited exceptions, shares of the Funds are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

      The Board of Trustees may, from time to time and in their sole discretion, cause any or all of the Funds to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase Units from shareholders twice each year, effective March 31 and September 30.

ACP FUNDS TRUST

--------------------------------------------------------------------------------

8.    CAPITAL STOCK TRANSACTIONS:

      Transactions on shares were as follows:

                                                                       ACP
                                                         ADVANTAGE STRATEGIC OPPORTUNITIES
                                                                       FUND
                                                  --------------------------------------------
                                                  For the Year Ended        For the Year Ended
                                                   December 31, 2005         December 31, 2004
      Number of shares issued                                 17,480                    49,635
      Number of shares reinvested                                416                         8
                                                            --------                  --------
      Net increase in shares outstanding                      17,896                    49,643
      Shares outstanding, beginning of year                   57,165                     7,522
                                                            --------                  --------
      Shares outstanding, end of year                         75,061                    57,165
                                                            ========                  ========


      On December 31, 2005, five shareholders held approximately 81% of the outstanding shares of the fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                       ACP
                                                            ADVISER SERIES STRATEGIC
                                                               OPPORTUNITIES  FUND
                                                  --------------------------------------------
                                                  For the Year Ended        For the Year Ended
                                                   December 31, 2005         December 31, 2004
      Number of shares issued                                  9,046                    42,384
      Number of shares reinvested                                397                        10
                                                            --------                  --------
      Net increase in shares outstanding                       9,443                    42,394
      Shares outstanding, beginning of year                   44,894                     2,500
                                                            --------                  --------
      Shares outstanding, end of year                         54,337                    44,894
                                                            ========                  ========

      On December 31, 2005, two shareholders held approximately 95% of the outstanding shares of the fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                        ACP
                                                                    INSTITUTIONAL
                                                                   SERIES STRATEGIC
                                                                  OPPORTUNITIES FUND
                                                   --------------------------------------------
                                                   For the Year Ended        For the Year Ended
                                                    December 31, 2005         December 31, 2004
      Number of shares issued                                  91,990                        --
      Number of shares reinvested                                 271                        51
                                                             --------                  --------
      Net increase in shares outstanding                       92,261                        51
      Shares outstanding, beginning of year                    10,051                    10,000
                                                             --------                  --------
      Shares outstanding, end of year                         102,312                    10,051
                                                             ========                  ========

      On December 31, 2005, four shareholders held approximately 55% of the outstanding shares of the fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

ACP FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005 (CONCLUDED)
--------------------------------------------------------------------------------

9.    GUARANTEES:

      In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these agreements are dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.   SUBSEQUENT EVENT

      Pending approval by the Board of Trustees, The ACP Advisor Series Strategic Opportunities Fund will terminate operations as of April 1, 2006. Investors in the fund will be given the opportunity to transfer ownership of shares to one of the two remaining Funds or have shares fully redeemed.

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

2005 OVERVIEW                               ACP STRATEGIC OPPORTUNITIES STRATEGY
--------------------------------------------------------------------------------

STRATEGY OBJECTIVE

The ACP Strategic Opportunities strategy seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the strategy will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The strategy seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

2005 PERFORMANCE AND STRATEGY REVIEW

In 2005 the ACP Strategic Opportunities strategy increased in value by 6.23%, net of fees. This compares to a gain in the S&P 500 of 4.91%. For the fourth quarter of 2005 the strategy gained 1.50% versus a gain in the S&P 500 of 1.60%. Also, as the table above indicates, we were able to outperform the S&P Hedge Fund Index for the year.

During 2005 we allocated our partners' capital among nineteen long/short managers. The 2005 net annual returns of the hedge funds we invested with ranged from -1.81% to +20.40%. At year-end the largest underlying investment represented 9.02% of the ACP strategy while the smallest manager weighting was 4.29% of the strategy. We redeemed money from three funds during the year and added four new managers. We will be redeeming from two more in January and are currently reviewing our list of candidates for investment as of February 1st. The changes were made as a result of us finding better, more appropriate candidates.

Although the market indices did not do much during the course of the year, our managers were able to find profitable opportunities on both the long and short sides of the market. Last year it truly was a "market of stocks" rather than a "stock market", and investors were paid for good individual stock research rather than market timing. Profitable opportunities were found in the technology, international and energy sectors.

2006 OUTLOOK

When one of our managers begins to postulate on their outlook for the market we become uncomfortable as their skills are generally in picking stocks, both long and short, not calling the market or the economy. In most cases, their net exposure is a result of their bottom-up process (i.e. if they find attractive names to buy they will be more net long and if they find names to sell they will be more short). This being the case, we will not spend a lot of time discussing the market, or the economy, but there are a few things we are watching as we allocate among our various funds in 2006.

      1. Investor Psychology- Most market sentiment indicators we see are negative and suggest that investors are complacent towards risk. In addition, as we discussed in our last quarterly letter, risk premiums in the fixed income area remain very narrow indicating that investors are not getting paid to take risk at these levels.

      2. Money Supply- The New Year started with investors interpreting that the Federal Reserve was nearing the end of their rate hikes and would begin to loosen up the reins on the money supply. This could very well be the case and, if so, should be very positive for the market in 2006. We find it incongruous, however, for there to be a significant loosening at the same time that gold is hitting 25-year new highs. Lastly, there continues to be a significant amount of capital in the system looking for a home, which is always good for stocks. Overall we view the monetary climate as neutral to positive.


1235 Westlakes Drive Suite 130 Berwyn, PA 19312   610-993-9999  www.acpfunds.com

           FOR QUALIFIED INVESTORS ONLY - NOT FOR PUBLIC DISTRIBUTION

      3. Valuation- While there are some pockets of overvaluation in the market, stocks in general are reasonably priced with interest rates at their current level. There are many securities generating attractive cash returns so as long as earnings prospects hold up we view valuations as a positive.

All of this leads us to believe that 2006 will be a year in which many opportunities will present themselves, both long and short, and the overall market could do very little. Although there will undoubtedly be some shocks along the way it is hard for us to make the case for a sharply rising or falling market. We continue to believe that it makes sense for investors to have a portion of their capital allocated to strategies like ours which attempt to generate attractive risk-adjusted returns no matter where the market goes. The majority of our efforts remain focused on finding and evaluating managers who have exhibited the skills necessary to operate in this environment.

ORGANIZATIONAL UPDATE

During the fourth quarter 2005 two large investment platforms requested that our strategy be included in their offerings. They were attracted to our structure and the fact that we are focused entirely on the long/short equity space, an area that is easily understandable and does not have some of the leverage and pricing issues inherent in other hedge fund strategies. They were also attracted by the fact that, during our 3.75 years of existence, we have been able to meet our goals and generate equity-like returns with significantly less risk. We view these relationships as very positive and an indication that our strategies are becoming more accepted.

If you have any questions or would like to discuss some of the thoughts in this letter, please give us a call. As always, we welcome your calls and look forward to hearing from you. Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders, and reflects the commitment of Ascendant Capital Partners to cap expenses. There is no guarantee that Ascendant will continue to subsidize the strategy at this level beyond its initial one-year commitment. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest directly in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant's investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Fund. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, and investors may suffer losses in connection with an investment in the strategy.

(1) Refers to the Standard & Poor's Hedge Fund Index (S&P HFI). This index offers investors an investable benchmark that is designed to be representative of the broad range of major strategies that hedge funds employ. The index currently has 40 constituents from three sub-indices:
      S&P Arbitrage Index, S&P Event-Driven Index and S&P Directional Index, which in turn represent a total of nine specific strategies which are equally weighted to ensure a well-rounded representation of hedge fund investment approaches. Standard & Poor's commenced calculating values of the S&P HFI in October 2002. Performance before that date is pro forma returns derived from data received from the fund companies themselves to the extent available. Ascendant Capital Partners, as well as Standard & Poor's, cannot verify the validity or accuracy of this data and does not recommend any investment or other decision based on their results or on any other index calculation.


1235 Westlakes Drive Suite 130 Berwyn, PA 19312   610-993-9999  www.acpfunds.com

           FOR QUALIFIED INVESTORS ONLY - NOT FOR PUBLIC DISTRIBUTION

RISK FACTORS

      o Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.

      o Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.

      o Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

FUNDS THAT INVEST IN HEDGE FUNDS, SUCH AS THOSE MANAGED BY ASCENDANT, PRESENT ADDITIONAL CONSIDERATIONS FOR INVESTORS:

      o These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.

      o Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.

      o The fund of funds structure adds additional fees and expenses, which can materially impact an investor's returns.


1235 Westlakes Drive Suite 130 Berwyn, PA 19312   610-993-9999  www.acpfunds.com

           FOR QUALIFIED INVESTORS ONLY - NOT FOR PUBLIC DISTRIBUTION

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1
Schedule of Investments                                                        2
Statement of Assets, Liabilities and Members' Capital                          3
Statement of Operations                                                        4
Statement of Changes in Members' Capital                                       5
Statement of Cash Flows                                                        6
Financial Highlights                                                           7
Notes to Financial Statements                                                  8
Board of Directors (Unaudited)                                                14
Fund Management (Unaudited)                                                   15
Other Information (Unaudited)                                                 16

DELOITTE.

                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 246 2300
                                                     Fax: +1 215 569 2441

                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of ACP Strategic Opportunities Fund II, LLC:

We have audited the accompanying statement of assets, liabilities and members' capital of ACP Strategic Opportunities Fund II, LLC (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 2003 and December 31, 2002 were audited by other auditors whose report, dated February 24, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Underlying Funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Fund's investments in Underlying Funds (approximately 86.43% of members' capital), are stated at fair value based on the estimates received from the Underlying Funds. The respective managements of the Underlying Funds have estimated the fair values relating to certain of the underlying investments of these Underlying Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

/s/ Deloitte & Touche LLP

February 22, 2006

                                                        Member of
                                                        DELOITTE TOUCHE TOHMATSU

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                     FAIR VALUE
                                                                    ------------

INVESTMENTS IN UNDERLYING FUNDS ^ # - 86.43%
LONG/SHORT EQUITY:
    BIOTECHNOLOGY/PHARMACEUTICALS - 6.15%
       Mallette Capital Biotech Fund, LP (Cost $1,000,000)          $  1,095,047
                                                                    ------------

    CONSUMER - 11.26%
       Falconer Capital Partners, LP (Cost $1,000,000)                 1,214,595
       Zeke, LP (Cost $590,000)                                          790,594
                                                                    ------------
                                                                       2,005,189
                                                                    ------------

    DIVERSIFIED - 40.91%
       Bull Path Fund I, LP (Cost $1,050,000)                          1,123,972
       Everglades Partners, LP (Cost $790,000)                         1,020,458
       Healy Circle Partners, LP (Cost $1,308,000)                     1,614,643
       JetStream Global Fund, LP (Cost $1,000,000)                     1,200,121
       Redstone Investors, LP (Cost $900,000)                          1,122,311
       Sonar Partners, LP (Cost $1,000,000)                            1,203,983
                                                                    ------------
                                                                       7,285,488
                                                                    ------------

    FINANCIAL SERVICES - 5.92%
       Castine Partners, LP (Cost $1,000,000)                          1,053,290
                                                                    ------------

    NATURAL RESOURCES - 6.92%
       Van Eck Hard Assets, LP (Cost $1,000,000)                       1,231,625
                                                                    ------------

    LARGE CAP GROWTH - 5.76%
       Litchfield Capital Partners, LP (Cost $1,000,000)               1,025,342
                                                                    ------------

    TECHNOLOGY - 5.19%
       Brightfield Partners, LP (Cost $690,000)                          923,469
                                                                    ------------

    VALUE - 4.32%
       North Star Partners II, LP (Cost $590,000)                        768,284
                                                                    ------------

TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $12,918,000)              15,387,734

OTHER ASSETS LESS LIABILITIES - 13.57%                                 2,416,330
                                                                    ------------

MEMBERS' CAPITAL - 100.00%                                          $ 17,804,064
                                                                    ============

^ - Securities are issued in private placement transactions and as such are restricted as to resale. Total cost and market value of restricted securities as of December 31, 2005 was $12,918,000 and $15,387,734,
      respectively.

#  -  Non-income producing securities.

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                    DECEMBER 31, 2005
                                                                    -----------------
ASSETS

Investments in Underlying Funds, at fair value (cost $12,918,000)      $ 15,387,734
Cash and cash equivalents                                                   210,271
Receivable for redemption of Underlying Funds                             2,308,962
Receivable from Investment Manager                                          182,383
Interest receivable                                                             617
Other assets                                                                 10,709
                                                                       ------------

     TOTAL ASSETS                                                        18,100,676
                                                                       ------------

LIABILITIES

Professional fees payable                                                   116,500
Accounting and administration fees payable                                   78,500
Management fee payable                                                       66,193
Investor servicing fees payable                                              15,000
Custody fees payable                                                         10,211
Other accrued expenses                                                       10,208
                                                                       ------------

     TOTAL LIABILITIES                                                      296,612
                                                                       ------------

MEMBERS' CAPITAL                                                       $ 17,804,064
                                                                       ============

MEMBERS' CAPITAL
Represented by:
     Capital contributions (net)                                       $ 15,450,604
     Accumulated net investment loss                                       (566,176)
     Accumulated net realized gain from investments                         449,902
     Net unrealized appreciation on investments                           2,469,734
                                                                       ------------

MEMBERS' CAPITAL                                                       $ 17,804,064
                                                                       ============

Units Outstanding (100,000,000 units authorized)                          1,470,827
Net Asset Value per Unit (offering and redemption price per Unit)      $      12.10

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      FOR THE
                                                                    YEAR ENDED
                                                                 DECEMBER 31, 2005
                                                                 -----------------
INVESTMENT INCOME
  Interest                                                          $    20,687
                                                                    -----------

     TOTAL INVESTMENT INCOME                                             20,687
                                                                    -----------

OPERATING EXPENSES
  Management fee                                                        207,357
  Professional fees                                                     155,500
  Accounting and administration fees                                     75,000
  Insurance fees                                                         24,024
  Investor servicing fees                                                18,000
  Board of Directors fees                                                14,000
  Custody fees                                                           11,080
  Other expenses                                                         14,124
                                                                    -----------

     TOTAL OPERATING EXPENSES                                           519,085
                                                                    -----------

  Reimbursement from Investment Manager                                (287,037)
                                                                    -----------

     NET OPERATING EXPENSES                                             232,048
                                                                    -----------

     NET INVESTMENT LOSS                                               (211,361)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON UNDERLYING FUNDS
  Net realized gain from investments                                    333,542
  Net increase in unrealized appreciation on investments                967,126
                                                                    -----------

     NET REALIZED AND UNREALIZED GAIN ON UNDERLYING FUNDS             1,300,668
                                                                    -----------

NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS          $ 1,089,307
                                                                    ===========

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                      FOR THE             FOR THE
                                                    YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004
                                                 -----------------   -----------------
Members' Capital at beginning of year              $ 13,576,780        $  7,584,922

  Capital contributions                               3,832,373           5,218,821

  Capital withdrawals                                  (694,396)               (980)

  Net investment loss                                  (211,361)           (180,587)

  Net realized gain from investments in
     Underlying Funds                                   333,542             296,813

  Net increase in unrealized appreciation on
      investments in Underlying Funds                   967,126             657,791
                                                   ------------        ------------

  Members' Capital at end of year                  $ 17,804,064        $ 13,576,780
                                                   ============        ============

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE
                                                                            YEAR ENDED
                                                                        DECEMBER 31, 2005
                                                                        -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in Members' Capital from operations                        $  1,089,307
    Adjustments to reconcile net increase in Members' Capital from operations to net cash used in operating activities:
     Purchases of Underlying Funds                                           (7,000,000)
     Proceeds from redemption of Underlying Funds                             5,463,542
     Net realized gain from investments in Underlying Funds                    (333,542)
     Net unrealized appreciation on investments in Underlying Funds            (967,126)
     Increase in receivable for redemption of Underlying Funds               (2,196,146)
     Increase in receivable from Investment Manager                            (118,018)
     Decrease in investment in Underlying Funds paid in advance                 500,000
     Increase in interest receivable                                               (617)
     Increase in other assets                                                   (10,709)
     Increase in professional fees payable                                      116,500
     Increase in accounting and administration fees payable                       7,250
     Decrease in management fee payable                                        (101,294)
     Increase in investor servicing fees payable                                  1,500
     Decrease in custody fees payable                                              (128)
     Decrease in other accrued expenses                                         (42,318)
                                                                           ------------
   Net cash used in operating activities                                     (3,591,799)
                                                                           ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                      3,832,373
   Capital withdrawals                                                         (694,396)
                                                                           ------------
   Net cash provided by financing activities                                  3,137,977
                                                                           ------------

Net decrease in cash and cash equivalents                                      (453,822)
Cash and cash equivalents at beginning of year                                  664,093
                                                                           ------------
Cash and cash equivalents at end of year                                   $    210,271
                                                                           ============

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD FROM
                                                                                                             APRIL 1, 2002
                                        FOR THE YEAR           FOR THE YEAR           FOR THE YEAR         (COMMENCEMENT OF
                                            ENDED                  ENDED                  ENDED             OPERATIONS) TO
                                      DECEMBER 31, 2005      DECEMBER 31, 2004      DECEMBER 31, 2003      DECEMBER 31, 2002
                                      -----------------      -----------------      -----------------      -----------------
Per Unit Operating Performance:

Net asset value, beginning of
period                                      $11.39                 $10.64                 $ 9.32                 $10.00
Income from investment operations:
Net investment loss                          (0.15)*                (0.17)*                (0.12)                 (0.12)
Net realized and unrealized gain
(loss) on investment transactions             0.86                   0.92                   1.44                  (0.56)
                                            ------                 ------                 ------                 ------
Total from investment operations              0.71                   0.75                   1.32                  (0.68)
                                            ------                 ------                 ------                 ------

Net asset value, end of period              $12.10                 $11.39                 $10.64                 $ 9.32
                                            ======                 ======                 ======                 ======

*     Calculated using average units outstanding during the period.

Ratios and Supplemental Data:

The following represents the annualized ratios of income and expense to average net assets and other supplemental information:

                                                                                                          FOR THE PERIOD FROM
                                                                                                             APRIL 1, 2002
                                        FOR THE YEAR           FOR THE YEAR           FOR THE YEAR         (COMMENCEMENT OF
                                            ENDED                  ENDED                  ENDED              OPERATIONS) TO
                                      DECEMBER 31, 2005      DECEMBER 31, 2004      DECEMBER 31, 2003      DECEMBER 31, 2002
                                      -----------------      -----------------      -----------------      -----------------
Net Investment loss                          (1.29)%                (1.57)%                (1.43)%                (1.99)%

Gross expenses (before
reimbursements)                               3.17%                  3.27%                  4.31%                  6.75%
Expenses reimbursed                          (1.75)%                (1.67%)                (2.86%)                (4.75%)
                                           -------                -------                -------                -------

Net expenses (after
reimbursements)                               1.42%                  1.60%                  1.45%                  2.00%
                                           =======                =======                =======                =======

Total return                                  6.23%                  7.05%                 14.16%                 (6.76)%

Portfolio Turnover                              35%                    15%                    18%                     0%

Members' Capital at end of period
(000s)                                     $17,804                $13,577                $ 7,585                $ 6,032

The total returns in the table above represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). An individual Member's ratios and return may vary from the above based on the timing of capital contributions and withdrawals.

                        See Notes to Financial Statements

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

      ACP Strategic Opportunities Fund II, LLC (the "Fund") is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Its units of beneficial interest ("Units") are not registered under the Securities Act of 1933, as amended. The Fund's investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of unregistered investment funds (the "Underlying Funds"). The Investment Manager (as defined below) invests the Fund's assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

      Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager ("Investment Manager") to the Fund. The Fund has entered into an investment management agreement with the Investment
      Manager ("Investment Management Agreement"), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Directors of the Fund (the "Board of Directors").

2.    SIGNIFICANT ACCOUNTING POLICIES

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

      A. INVESTMENT VALUATION - INVESTMENTS IN UNDERLYING FUNDS

      The Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board of Directors. Investments in Underlying Funds are subject to the terms of the Underlying Funds' offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds' managers as required by the Underlying Funds' offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Board of Directors. Because of the inherent uncertainty in valuation,

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

--------------------------------------------------------------------------------

2.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      A. INVESTMENT VALUATION - INVESTMENTS IN UNDERLYING FUNDS

      the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      B. NET ASSET VALUATION

      The net asset value per Unit in dollars is determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern
      Time) on the last  business day of each  Allocation  Period (as defined in
      Note 3), unless the calculation of the net asset value has been suspended.

      C. INVESTMENT INCOME

      Interest income is recorded on the accrual basis.

      D. FUND EXPENSES

      The Investment Manager has agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets. During the year ended December 31, 2005, the Investment Manager agreed to reimburse the Fund for expenses in the amount of $287,037.

      E. INCOME TAXES

      The Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Fund ("Member") will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss, deductions and credits.

      F. CASH AND CASH EQUIVALENTS

      The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At December 31, 2005, the Fund held $210,271 in an interest bearing cash account at PNC Bank.

      G. USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

--------------------------------------------------------------------------------

3.    ALLOCATION OF MEMBERS' CAPITAL ACCOUNT

      The Fund maintains a separate capital account for each Member that has a balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month,
      (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or
      (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4.    MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

      Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the "Management Fee"). The base Management Fee is equal to 1.50% of the Fund's net assets and is subject to a performance adjustment based on the Fund's rolling twelve-month return. The Management Fee will not be lower than 1.00% per annum or higher than 2.00%. The performance adjustment resulted in a decrease to the management fee of $39,560 for the year ended December 31, 2005.

      Each member of the Board of Directors, who is not an "interested person" of the Fund, as defined by the Investment Company Act, receives a $1,500 fee for each meeting attended in person and a $250 fee for each meeting attended by telephone. All directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

      PFPC Trust Company serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping, tax and investor related services. The Fund pays a monthly fee to the administrator and the custodian based upon average members' capital, subject to certain minimums.

5.    INVESTMENT TRANSACTIONS

      Total purchases of Underlying Funds for the year ended December 31, 2005, amounted to $7,000,000. Total proceeds from sales of Underlying Funds for the year ended December 31, 2005, amounted to $5,463,542. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Underlying Funds. The Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Fund as of December 31, 2005.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

--------------------------------------------------------------------------------

6.    RISK FACTORS

      An investment in Units involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.    UNDERLYING FUNDS

      The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

      Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

      Bull Path Fund I LP, invests in U.S. equities across all industry sectors using a research intense approach. The fund primarily invests in long/short US equity which are listed on the major exchanges. This Underlying Fund allows for semi-annual redemptions with 12-month lock-up since initial investment, quarterly after that, upon 45 days prior notice.

      Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

      Everglades Partners, LP seeks to own securities in strong business franchises and also engages in short selling when appropriate. This
      Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

      Falconer Capital Partners, LP seeks to maximize absolute returns for the fund through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds ("ETFs") and American Depository Receipts ("ADRs"). This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

      Healy Circle Partners, LP seeks to preserve capital while generating consistent absolute returns by holding equity positions in multiple industry sectors and with varying market capitalizations. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

--------------------------------------------------------------------------------

7.    UNDERLYING FUNDS (CONTINUED)

      JetStream Global Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

      Litchfield Capital Partners, LP seeks to provide consistently strong risk-adjusted returns that are not correlated to overall stock market performance. This underlying fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

      Mallette Capital Biotech Fund, LP seeks to achieve superior low-correlated returns, while minimizing portfolio volatility, by investing primarily on a long and short basis in equity securities of companies in the biotechnology/pharmaceutical Sector. This Underlying Fund allows for redemptions quarterly upon 30 days prior notice, after one year has elapsed since initial investment.

      North Star Partners II, LP seeks to achieve superior long-term capital appreciation while minimizing the risk of permanent capital loss by investing in securities purchased at significant discount to the general partner's estimate of their true economic value. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

      Redstone Investors, LP invests primarily in small- and mid-cap growth equities. This Underlying Fund allows for redemptions quarterly upon 45 days prior notice, after one year has elapsed since initial investment.

      Sonar Partners, LP seeks capital appreciation by buying, holding and selling a broad range of equity securities, debt securities, options, futures and other derivatives over time frames ranging from intra-day to several or more months. This Underlying Fund allows for redemptions quarterly upon 30 days prior notice, after one year has elapsed since initial investment.

      Van Eck Hard Asset, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, servicing of basic and agricultural commodities. This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after six months have elapsed since initial investment.

      Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small- and mid-cap U.S. companies that it believes have significant growth characteristics. This Underlying Fund allows for redemptions quarterly upon 45 days notice, after one year has elapsed since initial investment.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

8.    REDEMPTIONS AND REPURCHASE OF UNITS AND DISTRIBUTIONS

      With very limited exceptions, Units are not transferable. No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund.

      The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board of Directors. In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Directors that the Fund offer to repurchase Units from Members twice each year, effective March 31 and September 30.

      The Fund does not intend to distribute to the Members any of the Fund's income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated taxable income and gains and not receive any cash distribution.

9.    CAPITAL STOCK TRANSACTIONS

      TRANSACTIONS IN UNITS AS FOLLOWS:

                                                          For the               For the
                                                         Year ended            Year ended
                                                      December 31, 2005    December 31, 2004
             Number of Units issued                         338,807              479,715
             Number of Units redeemed                       (60,207)                 (85)
                                                         ----------           ----------
             Net increase in Units outstanding              278,600              479,630
             Units outstanding, beginning of year         1,192,227              712,597
                                                         ----------           ----------
             Units outstanding, end of year               1,470,827            1,192,227
                                                         ==========           ==========

      On December 31, 2005, two shareholders held approximately 50% of the outstanding shares of the fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

10.   GUARANTEES

      In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

BOARD OF DIRECTORS (UNAUDITED)
--------------------------------------------------------------------------------

The identity of the Trustees and brief biographical information is set forth below. An asterisk indicates each Trustee who is deemed to be an "interested person", as defined in the Investment Company Act, of the Fund. The Statement of Additional Information includes additional information about fund directors and is available upon request.

   NAME, AGE, ADDRESS AND        LENGTH OF TIME       PRINCIPAL OCCUPATION DURING             OTHER TRUSTEESHIPS
     POSITION WITH FUND              SERVED                 PAST FIVE YEARS                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Mr. John Connors                 Since inception     Portfolio Manager, Guyasuta      ACP Continuum Return Fund II, LLC,
Age: 63                                              Investment Advisors;             Berwyn, PA; and ACP Funds Trust,
100 Matsonford Road                                  previously, Portfolio            Berwyn, PA
Building 5, suite 520                                Manager, Delaware
Radnor, PA 19087                                     Investments
Director

Mr. John Van Roden               Since 2003          Senior Vice President and        ACP Continuum Return Fund II, LLC,
Age: 56                                              Chief Financial Officer          Berwyn, PA; and ACP Funds Trust,
436 Colebrook Lane                                   Glatfelter, 2003- present.       Berwyn, PA;
Bryn Mawr, PA 19010                                  Senior Vice President and
Director                                             Chief Financial Officer
                                                     Connectiv 1998-2003

Robert Andres                    Since 2004          Chairman and President of        ACP Continuum Return Fund II, LLC,
Age: 66                                              Andres Capital Management        Berwyn, PA; and ACP Funds Trust,
Andres Capital Management                                                             Berwyn, PA;
11 Twin Creek Lane
Berwyn, PA 19312
Director

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

FUND MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 1235 Westlakes Drive, Suite 130, Berwyn, PA, 19312.

   NAME, AGE AND POSITION WITH FUND         LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Gary Shugrue                                Since inception            Chief Investment Officer of ACP Investments, LP;
Age: 51                                                                previously, General Partner of Argos Advisors
President and Chief Investment Officer

Gus Catsavis                                Since December 2004        Chief Risk Officer of ACP Investments, LP;
Age: 44                                                                previously President and Chief Investment Officer,
Managing Member, Chief Risk Officer                                    Focus Capital Management; and President, Asset
                                                                       Consulting Group

Tim Holmes                                  Since December 2004        Head of Business Development of ACP Investments,
Age: 45                                                                LP; previously Managing Director, Baystar Capital;
Managing Member, Head of Business                                      and Regional Marketing Director/Institutional Sales
Development                                                            Director, John A. Levin & Co.

Stephanie Strid Davis                       Since inception            Director, Client Services of ACP Investments, LP;
Age: 35                                                                previously Institutional Equity Sales, Credit
Director, Client Services and                                          Suisse First Boston
Administration

Trevor Williams                             Since January 2002         Director, Due Diligence of ACP Investments, LP;
Age: 35                                                                previously Due Diligence Senior Associate, Hamilton
Director, Due Diligence                                                Lane

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and shareholders record of actual proxy votes cast is available at WWW.SEC.GOV and may be obtained at no additional charge by calling collect 302-791-2595 or writing: ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds Form N-Q is available, without charge and upon request, on the SEC's website at HTTP://WWW.SEC.GOV or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling (800) SEC-0330.

ITEM 2. CODE OF ETHICS.

    The registrant, as of the end of the period covered by this report, has adopted a code of ethics ("Code of Ethics") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    As of the end of the period covered by the report, the Board of Directors of the registrant has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the Audit Committees met some of the qualifications. The Board also determined that while the Audit Committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,000 for 2004 and $14,000 for 2005.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2004 and $0 for 2005.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        The Audit Committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant's investment adviser(s) and advisory affiliates (whether or not directly related to the registrant's operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) DE MINIMIS non-audit services,(1) shall not require pre-approval. A non-audit service is DE MINIMIS if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

 (e)(2) The percentage of services  described in each of  paragraphs (b) through
        (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                     (b) Not applicable

                     (c) Not applicable

                     (d) Not applicable.

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another

----------
1 A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% of the total amount of revenues paid to the auditor by the Company, its investment adviser, and advisory affiliates that provide ongoing services to the Company for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided;
(b) the Company did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

        investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2005.

    (h) Not applicable



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        The Proxy Voting Policies are attached herewith.

                           ASCENDANT CAPITAL PARTNERS

                        ACP CONTINUUM RETURN FUND II, LLC

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC

                                 ACP FUNDS TRUST

                       Proxy Voting Policy and Procedures

        Ascendant Capital Partners, LLC (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

        Duties with Respect to Proxies:

        Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

        Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

        Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

        Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

        Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

        To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

        Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

        Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

        Conflicts of Interest:

        Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issue whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

        Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

        Obtaining Proxy Voting Information:

        To obtain information on how Ascendant voted proxies, please contact:

                 Gary E. Shugrue

                 c/o Ascendant Capital Partners LLC

                 1235 Westlakes Drive, Suite 130

                 Berwyn, PA 19312

        Recordkeeping:

        ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

        Adopted: This 12th day of May, 2004



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        Gary E. Shugrue is the Founder, President and Chief Investment Officer of Ascendant Capital Partners, LLC ("ACP"), the investment adviser to the registrant. Mr. Shugrue serves as portfolio manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust, the registrant. He started ACP in August of 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings sixteen years of hedge fund experience and twenty-eight years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania's Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

        Gary Shugrue is also the portfolio manager for the ACP Strategic Opportunities Fund II, LLC. The portfolios of ACP Funds Trust - ACP Adviser Series Strategic Opportunities Fund, ACP Institutional Series Strategic Opportunities Fund, and ACP Advantage Series Strategic
        Opportunities Fund - invest exclusively in the ACP Strategic Opportunities Fund II, LLC. The assets of the ACP Funds Trust as of 12/31/05 were approximately $2.7 million.

        Although ACP does not receive an advisory fee based on account performance, ACP's management fee changes depending on performance of the portfolio I.E. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.

     -------------------------------------------------------------------------------------------------------------
                                                                                    No. of         Total Assets
                                                                                   Accounts        in Accounts
           Name of                                                                  where             where
          Portfolio                                 Total                        Advisory Fee      Advisory Fee
         Manager or           Type of          No. of Accounts      Total         is Based on      is Based on
         Team Member          Accounts             Managed          Assets        Performance      Performance
     -------------------- ------------------- ------------------ -------------- ---------------- ----------------
     Gary E. Shugrue      Registered                  3          $2.7 million          0               $0
                          Investment
                          Companies: RICS
     -------------------- ------------------- ------------------ -------------- ---------------- ----------------
                          Other Pooled                1          $17.8 million         0               $0
                          Investment
                          Vehicles: LLC
     -------------------- ------------------- ------------------ -------------- ---------------- ----------------
                          Other Accounts:             0               $0               0               $0
     ------------------------------------------------------------------------------------------------------------

        POTENTIAL CONFLICTS OF INTERESTS

        A potential  conflict of interest may arise in that Gary Shugrue directs
        the  ACP  Funds  Trust   portfolios  to  invest  in  the  ACP  Strategic
        Opportunities Fund II, LLC, for which he receives compensation.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        As of January 2006, compensation received by the registrant's Portfolio Manager is a fixed base salary. with a possible year-end bonus. However, Gary Shugrue, the portfolio manager, benefits not because of his bonus but because he is the controlling equity holder in the firm. As such, the value of his equity and his distributions increase if the registrant's assets increase and the fund performs well, as described above.

        As assets under management grow, it is the intention of Ascendant to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

        The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2005.



                                             Dollar ($)
                                           Range of Fund
                   Name of Portfolio          Shares
                       Manager or          Beneficially
                       Team Member            Owned
                       -----------            -----
                       N/A                    $ N/A
                                               ----


(b) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.



ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                ACP Funds Trust
            --------------------------------------------------------------

By (Signature and Title)*  /s/ Gary E. Shugrue
                         -------------------------------------------------
                           Gary E. Shugrue, President, Chief Investment
                           Officer and Chief Financial Officer
                           (principal executive officer and principal
                           financial officer)

Date              March 1, 2006
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Gary E. Shugrue
                         -------------------------------------------------
                           Gary E. Shugrue, President, Chief Investment
                           Officer and Chief Financial Officer
                           (principal executive officer and principal
                           financial officer)

Date              March 1, 2006
    ----------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.